SUBJECT TO COMPLETION, DATED DECEMBER 15, 1995

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THEIR REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS
             , 1996

                       MIDWEST GROUP TAX FREE TRUST
                       312 WALNUT STREET, 21ST FLOOR
                        CINCINNATI, OHIO 45202-4094

                    GOVERNMENT HOUSING TAX-EXEMPT FUND
                    ----------------------------------
     The Government Housing Tax-Exempt Fund (the "Fund"), a separate series of Midwest Group Tax Free Trust, is a professionally-managed, no-load, diversified, open-end mutual fund which is designed primarily for the investment of escrow and operating accounts maintained by corporations, partnerships and individuals who own real property or multifamily housing subject to mortgages held or insured by various federal housing agencies.

     The Fund seeks high current income that is exempt from federal income tax, consistent with protection of capital. The Fund invests primarily in pre-refunded municipal obligations, escrowed municipal obligations and Government National Mortgage Association collateralized mortgage obligations, which are rated AAA by Standard & Poor's Ratings Group or Aaa by Moody's Investors Service, Inc.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED
BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY.

     Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional
Information dated            , 1996 has been filed with the
Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
-----------------------------------------------------------------
FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
NATIONWIDE (TOLL-FREE) . . . . . . . . . . . . . . 800-543-0407
CINCINNATI . . . . . . . . . . . . . . . . . . . . 513-629-2050
-----------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




EXPENSE INFORMATION
-------------------


Shareholder Transaction Expenses
--------------------------------
     Sales Load Imposed on Purchases................None
     Sales Load Imposed on Reinvested Dividends.....None
     Exchange Fee...................................None
     Redemption Fee.................................None*
     Check Redemption Processing Fee (per check):
       First six checks per month...................None
       Additional checks per month..................$0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
     Management Fees After Waivers           .25%(A)
     12b-1 Fees                              .25%(B)
     Other Expenses                          .49%
                                             ----
     Total Fund Operating Expenses           .99%(C)
                                             ====
(A)  Absent waivers of management fees, such fees would be .50%.

(B) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

(C) Absent waivers of management fees, total Fund operating expenses would be 1.24%.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
-------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                1 Year         3 Years
                                ------         -------
                                 $10             $32




INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
     The Fund is a series of Midwest Group Tax Free Trust (the "Trust"). The Fund seeks high current income exempt from federal income tax, consistent with protection of capital. The Fund seeks to achieve its investment objective by investing primarily in pre-refunded municipal obligations, escrowed municipal obligations and municipal obligations collateralized by Government National Mortgage Association Certificates ("GNMA collateralized mortgage obligations"), which are rated AAA by Standard & Poor's Ratings Group or Aaa by Moody's Investors Service, Inc.

     The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or
(2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     The Fund is primarily designed for the investment of escrow and operating accounts maintained by corporations, partnerships and individuals who own real property or multifamily housing subject to mortgages held or insured by various federal housing agencies. Mortgagors that obtain mortgage loans made directly or insured by federal agencies are required to maintain and invest several types of escrow accounts. Surplus Operating, Replacement Reserve, Reserve Accounts and Residual Receipts are types of escrow accounts that the federal agencies require, and the agencies either mandate or suggest that the accounts be invested to offset inflationary increases in repairs and replacement costs and to enhance a project's financial condition. The Fund is an appropriate investment vehicle for these accounts.

     The Fund meets the qualifications of Change 6 to the Department of Housing & Urban Development Handbook 4350.1 Rev.-1, "Multifamily Asset Management and Project Servicing", approved on February 10, 1994. Change 6 permits investment in a no-load, open-end investment company that invests in pre-refunded, escrowed and GNMA collateralized bonds which are rated AAA by Standard & Poor's or Aaa by Moody's.

     The Fund's dollar-weighted average maturity will be one year or less. The Fund will invest only in municipal obligations with remaining maturities of two years or less at the time of purchase.

     It is a fundamental policy that under normal market conditions the Fund's assets will be invested so that at least
80% of its annual income will be exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

     The Fund may, from time to time, invest in short-term U.S. Treasury bills for liquidity purposes or for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of the Fund will be invested so that at least 80% of annual income will be exempt from federal income tax, including the alternative minimum tax).

     Municipal Obligations
     ---------------------
     Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

     PRE-REFUNDED AND ESCROWED MUNICIPAL OBLIGATIONS. It is anticipated that the Fund will invest primarily in pre-refunded and escrowed municipal obligations. Pre-refunded and escrowed municipal obligations were issued originally as general obligation or revenue bonds of governmental entities, but are now secured until the call date or maturity of an escrow fund consisting entirely of U.S. Government obligations that are sufficient for paying the bondholders. Refunding bonds are bonds issued by municipal agencies as a method to reduce debt service by refunding and escrowing their outstanding bonds that otherwise may not be "called" prior to maturity. A new issue of refunding bonds is brought to the market and the proceeds are placed into an escrow account to defease and, at a future date, to retire the old issue. The escrow account is typically invested in direct U.S. Treasury obligations or other U.S. Government securities. The principal and interest flow through the escrow account to pay the investor the debt service in the refunded or escrowed municipal obligation.

     GNMA COLLATERALIZED MUNICIPAL OBLIGATIONS. GNMA collateralized municipal obligations generally are bonds issued to provide funds to the issuer of the bonds to purchase fully-modified pass-through certificates ("GNMA Certificates"), backed by certain qualifying mortgage loans. The GNMA Certificates are pledged as security for the bonds.

     GNMA Certificates are U.S. Government obligations guaranteed by the Government National Mortgage Association (the "GNMA") and are mortgage-backed securities representing part ownership of a pool of mortgage loans. The pool of mortgage loans underlying the GNMA Certificates is assembled by the issuer, usually a private mortgage lender. The loans in the pool, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. If the pool is approved by the GNMA, GNMA Certificates are issued and sold to investors such as the Fund. GNMA Certificates entitle the holder to receive all interest and principal payments owned on the pool of mortgage loans, net of fees paid to the issuer and the GNMA. In addition, the timely payment of interest and principal on this type of GNMA Certificate is guaranteed by the GNMA, even in the event of the foreclosure of underlying mortgage loans. The GNMA guarantee is backed by the "full faith and credit" of the United States Government. However, shares of the Fund are not guaranteed or backed by either the GNMA or the United States Government. Prepayments of and payments on foreclosures of mortgage loans underlying a GNMA Certificate are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. The mortgage loans underlying GNMA Certificates may be prepaid at any time without penalty. If a prepayment of a mortgage loan underlying a GNMA Certificate occurs, the return to the holder may be lower if the holder acquired the security at a premium over par or higher if the holder acquired the security at a discount from par. In addition, prepayments of mortgage loans underlying a GNMA Certificate will reduce the market value of the security to the extent the market value of the security at the time of prepayment exceeds it par value. In periods of declining mortgage interest rates, prepayments may occur with increasing frequency because, among other reasons, mortgagors may be able to refinance outstanding mortgages at lower interest rates. In general, a decline in interest rates will cause the value of GNMA Certificates to increase to the extent that prepayments do not occur, while a rise in interest rates will cause the value of GNMA Certificates to decrease.

     The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The portfolio securities held by the Fund are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal.

     Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration.

     Other Investment Techniques
     ---------------------------
     The Fund may also engage in the following investment techniques, each of which may involve certain risks:

     U.S. TREASURY BILLS. The Fund may invest in U.S. Treasury bills for liquidity purposes or for temporary defensive purposes. U.S. Treasury bills have initial maturities of one year or less. U.S. Treasury bills are backed by the "full faith and credit" of the United States Government. However, shares of the Fund are not guaranteed or backed by the United States Government.

     FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate municipal obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the credit-worthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

     BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities while borrowings are outstanding. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
     Your initial investment in the Fund ordinarily must be at least $10,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

     INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a complete account application to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Government Housing Tax-Exempt Fund." An account application is included in this Prospectus.

     You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

     INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-
2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

     Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable or endorsed to the "Government Housing Tax-Exempt Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

HOW TO REDEEM SHARES
--------------------
     You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will be sent by mail or by wire within three business days after receipt of your telephone instructions.

     The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

      BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

     Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

     BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

     When a check is presented to the Custodian for payment, MGF Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

     If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders of the Fund should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

     As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, MGF Service Corp. will charge you $.25 for each additional check redemption effected that month. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

     Shareholders should be aware that writing a check (a redemption of shares) is a taxable event.

      ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House
(ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

     At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
     Shares of the Fund and of any other fund of the Midwest Group of Funds may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

     The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust     Midwest Strategic Trust
----------------------------     -----------------------
 Tax-Free Money Fund             *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund        *Equity Fund
 California Tax-Free Money Fund  *Utility Fund
 Royal Palm Florida Tax-Free     *Treasury Total Return Fund
   Money Fund
 Government Housing Tax-Exempt Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund

                 Midwest Trust
                 -------------
                 Short Term Government Income Fund
                 Institutional Government Income Fund
                *Intermediate Term Government Income Fund
                *Adjustable Rate U.S. Government Securities Fund
                *Global Bond Fund

     You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
     All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

     Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting MGF Service Corp. All distributions will be based on the net asset value in effect on the payable date. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES
-----
     The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that the Fund may pass on to shareholders the federal tax-exempt status of its investment income.

     The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares.

     Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various new restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

     Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Fund and sells them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

     The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

     Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
     The Fund is a diversified series of Midwest Group Tax Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, five series of Midwest Trust and four series of Midwest Strategic Trust. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $500 million; .45% of such assets from $500 million to $1 billion; and .4% of such assets in excess of $1 billion.
As of the date of this Prospectus, the Adviser is the sole shareholder of the Fund.

     John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the Fund's portfolio. Mr.
Goetz has been employed by the Adviser in various capacities since 1981.

     The Adviser retains Cash Reserve Consulting, Inc. ("CRC") to provide consulting services regarding regulatory requirements and the use of the Fund for mortgage service companies, state and local housing authorities, management agents, developers and such other entities which may invest in the Fund.

     The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or nonrecurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

     The Trust has retained MGF Service Corp., P.O. Box 5354,
Cincinnati, Ohio, a subsidiary of Leshner Financial, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

     MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

     In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to one-fourth of its advisory fee from the Fund.

     The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

     Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

     Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     The Securities and Exchange Commission recently adopted amendments proposed by the National Association of Securities Dealers to its Rules of Fair Practice relating to asset-based sales charges of mutual funds. The amendments require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE
--------------------------
     On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

     U.S. Treasury bills are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
     From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

     The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return". A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A non-standardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

     From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.





GOVERNMENT HOUSING TAX-EXEMPT FUND                                       ACCOUNT NO.  17- _______________________________
                                                                                          (For Fund Use Only)
                                                                         FOR BROKER/DEALER USE ONLY
Account Application                                                      Firm Name:______________________________________
                                                                         Home Office Address:____________________________
                                                                         Branch Address:_________________________________
                                                                         Rep Name & No.:_________________________________
                                                                         Rep. Signature:_________________________________

==========================================================================================================================
Initial Investment of $ __________________ ($10,000 minimum)             Wire Instructions:
                                                                                Fifth Third Bank
[ ]  Check or draft enclosed payable to the Fund designated above.               ABA #042000314
[ ]  Bank Wire From:_______________________________________________             For MGF Service Corp. #713-76953
[ ]  Check Under Separate Cover From:______________________________             For further credit to
                                                                                (Shareholder Name & Account #)

Account Name                                                                    Tax l.D.#
_________________________________________________________________________       ______________________________

_________________________________________________________________________       ______________________________
                                                                                Citizenship U S./Other

Address                                                                         Phone
_________________________________________________________________________       (_____)_______________________
                                                                                Fax
_________________________________________________________________________       (_____)_______________________
City                                       State             Zip

Check Appropriate Box:   [ ] Mortgagor   [ ] Mortgagee FBO Mortgagor   [ ] Individual
                         [ ] Joint Tenant (Right of survivorship presumed)   [ ] Corporation   [ ] Custodial   [ ] Other

Occupation and Employer Name/Address__________________________________________________________________________

Are you an associated person of an NASD member?   [ ]  Yes   [ ]  No

==========================================================================================================================

Distributions (Distributions are reinvested if no choice is indicated)

[ ] Reinvest all distributions    [ ] Pay all distributions in cash
For Mortgagee FBO Mortgagor Accounts: All distributions are reinvested.

==========================================================================================================================

Signatures

By signing this Application for the purchase of shares of the Fund, the investor hereby acknowledges  receipt and review of the Fund's Prospectus and this Application form; acknowledges that he understands the risks of investing in the Fund;
represents  to you that he is duly  authorized  to sign  this form and to  purchase  shares of the Fund on behalf of the investor and to redeem  shares of the Fund,  or in the case of a Mortgagee  FBO  Mortgagor  Account,  to  authorize  the
Mortgagee to redeem shares of the Fund; and for purposes of IRS  Regulations,  certifies under penalties of perjury that the taxpayer  identification  number  provided  herein is correct.  The investor  hereby agrees to indemnify MGF Service
Corp.,  Midwest Group Tax Free Trust, Midwest Group Financial Services,  Inc. and their respective officers,  employees, agents and affiliates  from any and all liability in the performance of the acts  instructed  herein.  For Mortgagee FBO
Mortgagor  Accounts,  the investor hereby agrees to indemnify the Mortgage  Service Company in whose name the account is issued against any losses, claim or damage which is a result of an investment in the Fund.


By: _____________________________________________             ____________________________________________
                 Signature & Title                                                Date

By: _____________________________________________             ____________________________________________
                 Signature & Title                                                Date


          CORPORATIONS, TRUSTS AND ORGANIZATIONS MUST ATTACH RESOLUTIONS AUTHORIZING INVESTMENT IN THE FUND AND
                   NAMING THE OFFICERS AUTHORIZED TO SIGN FOR THE CORPORATION, TRUST OR ORGANIZATION.


Redemption Options - For Mortgagee FBO Mortgagor Accounts:  Unless written  instructions from the Mortgagee are received to the contrary,  all redemptions  will be mailed to the Mortgagee.  MGF Service Corp. is hereby  authorized to act upon instructions received by telephone from the Mortgagee to have amounts withdrawn from my account in the Fund.

==========================================================================================================================

Redemption  Options - For All Other Accounts:  I (we) authorize the Trust or MGF Service Corp. to act upon  instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts  withdrawn from my (our) account in the Midwest Group (see  prospectus  for  limitations on this option)
and:

[ ] WIRED ($1,000 minimum) or MAILED to the bank account designated below. I (we) further authorize the use of automated cash transfers (ACH) to and from the account designated below.

NOTE: For wire and ACH redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number_________________________________ Bank Routing Number_____________________________________

Name of Account Holder_______________________________________________________________________________________

Bank Name____________________________________________________________________________________________________

Bank Address:________________________________________________________________________________________________
                              Street                        City                          State

[ ]   CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such  redemptions  in the MGF Service Corp. Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA  signature  card to draw checks on the PTDA and to cause the  redemptions  of my (our) shares of the Fund. I
(we) agree to be bound by the Rules and Regulations for the MGF Service Corp. Common Clearing Accounts as such Rules and
Regulations may be amended from time to time.

==========================================================================================================================

Duplicate Statement to Mortgagor (if necessary)

__________________________________________________________________________      (____)_____________________________
Mortgagor                                                                                Phone

__________________________________________________________________________      (____)_____________________________
Contact Person                                                                           Fax

__________________________________________________________________________
Address

__________________________________________________________________________
City                                        State             Zip

==========================================================================================================================

Resolutions
(This Section to be completed by Corporations, Trusts, and Other Organizations)

RESOLVED: That this corporation or organization become a shareholder of the Fund and  that_____________________ is (are)
hereby  authorized to complete and execute the Application on behalf of the corporation or organization  and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is

FURTHER RESOLVED:  That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the applicable  series of the Fund, to establish or  acknowledge  terms and  conditions  governing  the  redemption of said shares to otherwise implement the privileges elected on the Application.

                                                       Certificate

I hereby  certify that the  foregoing  resolutions  are in conformity  with the Charter and By-Laws or other  empowering documents of the__________________________
                  (Name of Organization)

incorporated or formed under the laws of ____________________and  were adopted at a meeting of the Board of Directors or
Trustees of the organization or                 (State)

corporation duly called and held on _________________at  which a quorum was present and acting throughout,  and that the
same are now in full force and effect.    (Date)

I further certify that the following is (are) duly elected officer(s) of the corporation or organization,  authorized to act in accordance with the foregoing resolutions.

                         Name                                                 Title

___________________________________________________       ________________________________________________

___________________________________________________       ________________________________________________

___________________________________________________       ________________________________________________


Witness my hand and seal of the corporation or organization this____________day of_______________________, 19_______


___________________________________________________       ________________________________________________
              *Secretary-Clerk                                 Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above  resolutions,  this certificate must also be signed by another officer.




MIDWEST GROUP TAX FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Dale P. Brown
Gary W. Heldman
H. Jerome Lerner
Robert H. Leshner
Richard A. Lipsey
Donald J. Rahilly
Fred A. Rappoport
Oscar P. Robertson
Robert B. Sumerel

OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
---------
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999


TABLE OF CONTENTS

Expense Information. . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund. . . . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price. . . . . . . . . . . . . .. . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . .
Application. . . . . . . . . . . . . . . . . . . . . . . . . . .

     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.





           SUBJECT TO COMPLETION, DATED DECEMBER 15, 1995

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THEIR REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                    MIDWEST GROUP TAX FREE TRUST
                    -----------------------------

                 STATEMENT OF ADDITIONAL INFORMATION
                 -----------------------------------

                                      , 1996

                 Government Housing Tax-Exempt Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Government Housing Tax-Exempt Fund dated
           , 1996. A copy of the Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.




                     STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------
                         Midwest Group Tax Free Trust
                        312 Walnut Street, 21st Floor
                         Cincinnati, Ohio  45202-4094



TABLE OF CONTENTS
-----------------
THE TRUST
MUNICIPAL OBLIGATIONS
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
INVESTMENT LIMITATIONS
TRUSTEES AND OFFICERS
THE INVESTMENT ADVISER AND UNDERWRITER
DISTRIBUTION PLAN
SECURITIES TRANSACTIONS
PORTFOLIO TURNOVER
CALCULATION OF SHARE PRICE
TAXES
REDEMPTION IN KIND
HISTORICAL PERFORMANCE INFORMATION
CUSTODIAN
AUDITORS
MGF SERVICE CORP
TAX EQUIVALENT YIELD TABLE



THE TRUST
---------
     Midwest Group Tax Free Trust (the "Trust") was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers seven series of shares to investors: the Government Housing Tax-Exempt Fund, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund. This Statement of Additional Information provides information relating to the Government Housing Tax-Exempt Fund (the "Fund"). Information relating to the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund is provided in a separate Statement of Additional Information. Each fund has its own investment objective(s) and policies.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------
     The Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations include tax-exempt bonds, notes and commercial paper. The Fund invests primarily in pre-refunded, escrowed and GNMA collateralized Municipal Obligations. Pre-refunded and escrowed Municipal Obligations are issued originally as general obligation or revenue bonds of governmental entities, but are now secured until the call date or maturity of an escrow fund. GNMA collateralized Municipal Obligations generally are bonds issued to provide funds to the issuer of the bonds to purchase GNMA Certificates.

     Tax-Exempt Bonds.  Tax-exempt bonds are issued to obtain
     ----------------
funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

     The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

     Tax-Exempt Notes.  Tax-exempt notes generally are used to
     ----------------
provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

          1.   Tax Anticipation Notes.  Tax anticipation notes
               ----------------------
are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          2.   Revenue Anticipation Notes.  Revenue anticipation
               --------------------------
notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

          3.   Bond Anticipation Notes.  Bond anticipation notes
               -----------------------
are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     Tax-Exempt Commercial Paper.  Tax-exempt commercial paper
     ---------------------------
typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------
     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment
Objective and Policies") appears below:

     GNMA Certificates.  The term "GNMA Certificates" refers to
     -----------------
mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Government
National Mortgage Association and backed by the full faith and credit of the United States.

     1.   The Life of GNMA Certificates.  The average life of
          -----------------------------
GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool.
As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates which would indicate a shorter average life.

     2.   Yield Characteristics of GNMA Certificates.  The coupon
          ------------------------------------------
rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

          (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

          (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

          (c) Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA
     Certificates.

          (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     3.   Market for GNMA Certificates.  Since the inception of
          ----------------------------
the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     Loans of Portfolio Securities.  The Fund may lend its
     -----------------------------
portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     Majority.  As used in the Prospectus and this Statement of
     --------
Additional Information, the term "majority" of the outstanding shares of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

INVESTMENT LIMITATIONS
----------------------
     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding shares of the Fund. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     The limitations applicable to the Fund are:

     1.   Borrowing Money.  The Fund will not borrow money or
          ---------------
pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. The Fund will not make any additional purchases of portfolio securities while borrowings are outstanding.

     2.   Underwriting.  The Fund will not act as underwriter of
          ------------
securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     3.   Illiquid Investments.  The Fund will not purchase
          --------------------
illiquid securities and securities for which there are legal or contractual restrictions on resale if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     4.   Real Estate.  The Fund will not purchase, hold or deal
          -----------
in real estate, but this shall not prevent investments in Municipal Obligations which are secured by or represent interests in real estate.

     5.   Commodities.  The Fund will not purchase, hold or deal
          -----------
in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs.

     6.   Loans.  The Fund will not make loans to other persons,
          -----
except (a) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations or (b) by loaning portfolio securities.

     7.   Certain Companies.  The Fund will not purchase
          -----------------
securities of a company, if such purchase at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

     8.   Obligations of One Issuer.  Each Fund will not purchase
          -------------------------
more than 10% of the outstanding publicly issued debt obligations of any issuer. This limitation is not applicable to privately issued Municipal Obligations.

     9.   Investing for Control.  The Fund will not invest in
          ---------------------
companies for the purpose of exercising control.

     10.  Other Investment Companies.  The Fund will not invest
          --------------------------
more than 10% of its total assets in the securities of other investment companies and then only for temporary purposes in companies whose dividends are tax-exempt, or invest more than 5% of its total assets in the securities of any single investment company. The Fund will not purchase more than 3% of the outstanding voting shares of any investment company.

     11.  Margin Purchases.  The Fund will not purchase
          ----------------
securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

     12.  Common Stocks.  The Fund will not invest in common
          -------------
stocks.

     13.  Securities Owned by Affiliates.  The Fund will not
          ------------------------------
purchase or retain the securities of any issuer if those Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

     14.  Short Sales and Options.  The Fund will not sell any
          -----------------------
securities short or write call options. This limitation is not applicable to the extent that sales by the Fund of Municipal Obligations with puts attached or sales by the Fund of other securities in which it may otherwise invest would be considered to be sales of options.

     15.  Concentration.  The Fund will not invest more than 25%
          -------------
of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     16.  Senior Securities.  The Fund will not issue or sell any
          -----------------
senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund. The Trust does not presently intend to acquire, securities issued by any other investment company or investment trust. As long as the rules promulgated under the California Corporate Securities Law prohibit the Fund from acquiring or retaining securities of any open-end investment company, the Fund will not acquire or retain such securities, unless the acquisition is part of a merger or acquisition of assets or other reorganization. The Trust does not presently intend to make loans of the Fund's portfolio securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------
     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust and the Midwest complex (consisting of the Trust, Midwest Trust and Midwest Strategic Trust) for the fiscal year ended June 30, 1995. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Midwest Trust and Midwest Strategic Trust.

                                                          COMPENSATION
                                             COMPENSATION FROM
NAME                 AGE  POSITION HELD      FROM TRUST   MIDWEST COMPLEX
----                ----  -------------      ------------- ---------------
*Robert H. Leshner   56   President/Trustee  $        0         $    0
+Dale P. Brown       48   Trustee                     0          1,200
 Gary W. Heldman     48   Trustee                 2,200          4,400
+H. Jerome Lerner    57   Trustee                 2,200          6,800
+Richard A. Lipsey   56   Trustee                     0          2,400
 Donald J. Rahilly   49   Trustee                     0          1,800
 Fred A. Rappoport   48   Trustee                     0          2,400
 Oscar P. Robertson  56   Trustee                 1,950          3,900
 Robert B. Sumerel   54   Trustee                     0            600
 John F. Splain      39   Secretary                   0              0
 Mark J. Seger       33   Treasurer                   0              0

* Mr. Leshner, as an affiliated person of Midwest Group
  Financial Services, Inc., the Trust's principal underwriter and investment adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment
  Company Act of 1940.

+  Member of Audit Committee

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is Chairman of the Board of Midwest Group Financial Services, Inc. (the investment adviser and principal underwriter of the Trust), MGF Service Corp. (a registered transfer agent) and Leshner Financial, Inc. (a financial services company and parent of Midwest Group Financial Services, Inc. and MGF Service Corp.). He is also President of Midwest Trust and Midwest Strategic Trust.

     DALE P. BROWN, 36 East Seventh Street, Cincinnati, Ohio is
President and Chief Executive Officer of Sive/Young & Rubicam, an advertising agency. She is also a director of The Ohio National
Life Insurance Company.

     GARY W. HELDMAN, 4545 Malsbary Road, Cincinnati, Ohio is the former President of The Fechheimer Brothers Company, a manufacturer of uniforms.

     H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane
Electronics, a manufacturer of electrical connectors.

     OSCAR P. ROBERTSON, 4293 Muhlhauser Road, Fairfield, Ohio is
President of Orchem, Inc., a chemical specialties distributor, and Orpack Stone Corporation, a corrugated box manufacturer.

     RICHARD A. LIPSEY, 11478 Rue Concord, Baton Rouge, Louisiana is President and Chief Executive Officer of Lipsey's, Inc., a national sporting goods distributor. He is also a Regional
Director of Premier Bank, N.A.

     DONALD J. RAHILLY, 9933 Alliance Road, Cincinnati, Ohio is
Chairman of S. Rosenthal & Co., Inc., a printing company.

     FRED A. RAPPOPORT, 830 Birchwood Drive, Los Angeles,
California is President and Chairman of The Fred Rappoport
Company, a broadcasting and entertainment production company.
Until 1991, he was Vice President-Entertainment and Informational
Special Programs of CBS, Inc., a broadcasting company.

     ROBERT B. SUMEREL, 8675 Bridgewater Lane, Cincinnati, Ohio is Chief Executive Officer of Bob Sumerel Tire Inc., a tire sales and service company.

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Secretary and General Counsel of Leshner Financial, Inc., Midwest Group Financial Services, Inc. and MGF Service Corp. He is also Secretary of Midwest Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Leeb Personal FinanceTM Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust and The Tuscarora Investment Trust and Assistant Secretary of Schwartz Investment Trust and Fremont Mutual Funds, Inc., all of which are registered investment companies.

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President of Leshner Financial, Inc. and MGF Service Corp. He is also Treasurer of Midwest Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Leeb Personal FinanceTM Investment Trust, Williamsburg Investment Trust and Markman MultiFund Trust, Assistant Treasurer of Schwartz Investment Trust and The Tuscarora Investment Trust and Assistant Secretary of Fremont Mutual Funds, Inc.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------
     Midwest Group Financial Services, Inc. (the "Adviser") is the Fund's investment manager. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Mr. Leshner may be deemed to be a controlling person and an affiliate of the Adviser by reason of his indirect ownership of its shares and his position as the principal executive officer of the Adviser. Mr. Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets up to $500,000,000, .45% of such assets from $500,000,000 to $1,000,000,000 and .4% of such assets in excess of $1,000,000,000. The total fees paid by the Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the compensation and expenses of the Chief Financial Officer of the Trust are paid by the Trust regardless of the Chief Financial Officer's relationship with the Adviser.

     By its terms, the Fund's investment advisory agreement will remain in force until January 30, 1998 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The Adviser will reimburse the Fund to the extent that the expenses of the Fund for any fiscal year exceed the applicable expense limitations imposed by state securities administrators, as such limitations may be lowered or raised from time to time. The most restrictive limitation is presently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. If any such reimbursement is required, the payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund at the end of such month. Certain expenses such as brokerage commissions, if any, taxes, interest, extraordinary items and other expenses subject to approval of state securities administrators are excluded from such limitations. If the expenses of the Fund approach the applicable limitation in any state, the Trust will consider the various actions that are available to it, including suspension of sales to residents of that state.

     The Adviser may use the name "Midwest," "Midwest Group" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

     Cash Reserve Consulting, Inc. ("CRC") provides consulting services to the Adviser regarding regulatory requirements and the use of the Fund by mortgage service companies, state and local housing authorities, management agents, developers and such other entities which may invest in the Fund. CRC receives a fee equal to the annual rate of .25% of the Fund's average daily net assets up to $500,000,000, .225% of such assets from $500,000,000 to
$1,000,000,000 and .2% of such assets in excess of $1,000,000,000. The services provided by CRC are paid for wholly by the Adviser. The fee paid to CRC is subject to reduction in the event the Adviser waives or reimburses any portion of its advisory fee from the Fund in order to reduce the operating expenses of the Fund.

     The Adviser also compensates CRC for providing administration services to the Fund accounts for which CRC is designated as the responsible party. CRC receives a fee equal to the annual rate of .25% of the average balance of all such accounts. The Fund may reimburse the Adviser for these amounts pursuant to the Fund's plan of distribution (see "Distribution Plan" below).

     The Adviser is also the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     The Fund may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

DISTRIBUTION PLAN
-----------------
     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. Unreimbursed expenses will not be carried over from year to year.

     Agreements implementing the Plan (the "Implementation Agreement"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance.
The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his indirect ownership of shares of the Adviser, Robert H. Leshner may be deemed to have a financial interest in the operation of the Plan and the Implementation
Agreements.

SECURITIES TRANSACTIONS
-----------------------
     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer. Because the portfolio securities of the Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------
     The Adviser intends to hold the portfolio securities of the Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in the Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE
--------------------------
     The share price (net asset value) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

     Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

     If, in the Adviser's opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, the Adviser will use (consistent with procedures established by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Adviser may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

     Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

     The Board of Trustees has adopted the policy for the Fund, which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

     Taxable securities, if any, held by the Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

TAXES
-----
     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

     The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt-interest dividends" (as defined in the Internal Revenue Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

     The Fund intends to invest primarily in obligations with interest income exempt from federal income taxes. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

     Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

     Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of (1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of (a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.
Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
     Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an "in-kind" redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------
     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P (1 + T)n = ERV
Where:
P =       a hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Tax-equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

     Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Short Municipal Debt Funds category.

     Donoghue's Bond Fund Report provides a comparative analysis of performance for various categories of bond funds. The Fund may compare performance rankings with bond funds appearing in the Municipal Short-Term Funds category.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

CUSTODIAN
---------
     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from the Fund a base fee at the annual rate of .005% of average net assets (subject to a minimum annual fee of $1,500 and a maximum fee of $5,000) plus transaction charges for each security transaction of the Fund.

AUDITORS
--------
     The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1996. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

MGF SERVICE CORP.
-----------------
     The Trust's transfer agent, MGF Service Corp. ("MGF"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. MGF is an affiliate of the Adviser by reason of common ownership. MGF receives for its services as the Fund's transfer agent a fee payable monthly at an annual rate of $21 per account, provided, however, that the minimum fee is $1,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     MGF also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable MGF to perform its duties, the Fund pays MGF a fee in accordance with the following schedule:

         Asset Size of Fund                  Monthly Fee
         ------------------                  -----------
     $          0 - $ 50,000,000               $3,250
     $ 50,000,000 - $100,000,000               $3,750
     $100,000,000 - $250,000,000               $4,250
     Over $250,000,000                         $4,750

In addition, the Fund pays all costs of external pricing services.

     MGF is retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. MGF supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, MGF receives a fee from the Adviser equal to one-fourth of the fee payable from the Trust to the Adviser pursuant to the Fund's investment advisory agreement with the Adviser. The Adviser is solely responsible for the payment of these administrative fees to MGF, and MGF has agreed to seek payment of such fees solely from the Adviser.


TAX EQUIVALENT YIELD TABLE
--------------------------
     The tax equivalent yield table illustrates approximately the yield an individual investor would have to earn on taxable investments to equal a tax-exempt yield in various income tax brackets. The table below shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under marginal federal 1995 income tax rates. No adjustments have been made for state or local taxes.

     For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $114,700 (single return) or $172,050 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $114,700. The tax equivalent yield table has not been adjusted to reflect the impact of this adjustment to taxable income.

   Taxable Income                                Tax-Exempt Yield

    --------------                                -----------------
                                        2.5%  3.0%  3.5%   4.0%  4.5%   5.0%

Single            Joint            Federal
Return            Return           Tax Bracket      Tax Equivalent Yield
------            ------           -----------      --------------------



Not Over $23,350  Not Over $39,000 15%  2.94% 3.53%  4.12%  4.71% 5.29%  5.88%
$23,350-$56,550   $39,000-$94,250  28%  3.47  4.17   4.86   5.56  6.25   6.94
$56,550-$117,950  $94,250-$143,600 31%  3.62  4.35   5.07   5.80  6.52   7.25
$117,950-$256,500 $143,600-$256,50036%  3.91  4.69   5.47   6.25  7.03   7.81
Over $256,500     Over $256,500  39.6%  4.14  4.97   5.79   6.62  7.45   8.28

